SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: August 28, 2001
(Date of earliest event reported)

Commission File No. 333-53012-04



              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
--------------------------------------------------------------------------------



        Delaware                                                13-3320910
--------------------------------------------------------------------------------
(State of Incorporation)                                     (I.R.S. Employer
                                                             Identification No.)

11 Madison Avenue - 5th Floor
New York, New York                                                10010
--------------------------------------------------------------------------------
Address of principal executive offices                           (Zip Code)



                                 (212) 325-3629
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code




              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    Other Events

                   Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston, Corp. which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------------                            -----------
         (99)                                Computational Materials prepared by
                                             Credit Suisse First Boston Mortgage
                                             Securities Corp. in connection with
                                             Commercial Mortgage Pass-Through
                                             Certificates, Series 2001-CP4

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CREDIT SUISSE FIRST BOSTON MORTGAGE
                                      SECURITIES CORP.


August 28, 2001

                                By:   /s/ Jeff Altabef
                                   ---------------------------------------------
                                   Name:   Jeff Altabef
                                   Title:  Director

                                INDEX TO EXHIBITS



                                                      Paper (P) or
Exhibit No.       Description                         Electronic (E)
-----------       -----------                         --------------
   (99)           Computational Materials                  P
                  prepared by CREDIT SUISSE
                  FIRST BOSTON MORTGAGE
                  SECURITIES CORP.,
                  in connection Commercial
                  Mortgage Pass-Through
                  Certificates, Series 2001-CP4